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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                FEBRUARY 6, 1997
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

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                              ACCESS HEALTH, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         DELAWARE                   0-19758                  68-0163589
     (STATE OR OTHER        (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       JURISDICTION                                      IDENTIFICATION NO.)
    OF INCORPORATION)

                             11020 WHITE ROCK ROAD
                        RANCHO CORDOVA, CALIFORNIA 95670
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                ----------------

                                 (916) 851-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           TOTAL NUMBER OF PAGES: 27.

                EXHIBIT INDEX ON SEQUENTIALLY NUMBERED PAGE: 4.

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ITEM 5: OTHER EVENTS

  This Report of Access Health Inc. ("Registrant" or "Access Health") on Form 8-K dated February 6, 1997 (the "Report"), relates to the Registrant's completion of the acquisition of Informed Access Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Informed Access"), by means of a merger (the "Informed Access Merger") of Access Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware and a wholly-owned subsidiary of the Registrant ("Informed Access Merger Sub"), with and into Informed Access, pursuant to the Agreement and Plan of Reorganization, dated as of September 3, 1996 (the "Informed Access Merger Agreement"), among the Registrant, Merger Sub and Informed Access and to the Registrant's completion of the acquisition of Clinical Reference Systems, Ltd., a corporation organized and existing under the laws of the State of Colorado ("CRS"), by means of a merger (the "CRS Merger") of Access Health Colorado, Inc., a corporation organized and existing under the laws of the State of Colorado and a wholly-owned subsidiary of the Registrant ("CRS Merger Sub"), with and into CRS, pursuant to the Agreement and Plan of Reorganization, dated as of September 5, 1996 (the "CRS Reorganization Agreement"), among the Registrant, CRS Merger Sub and CRS. The purpose of this Report is to provide the supplemental consolidated financial statements of Access Health relating to the business combinations between the Registrant and Informed Access on November 18, 1996 and Registrant and CRS on November 25, 1996.

  See Exhibit 20.1 for Access Health's supplemental consolidated financial statements.

                                       1
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                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ACCESS HEALTH, INC.

Dated: February 6, 1997                   By:/s/ JULIE A. BROOKS
                                              .................................
                                              Name:Julie A. Brooks
                                              Title: Senior Vice President and
                                                     General Counsel

                                       2
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                                 EXHIBIT INDEX

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                                                                          PAGE
 EXHIBIT                          DESCRIPTION                            NUMBER
 ------- -------------------------------------------------------------   ------
   2.1   Access Health, Inc. Agreement and Plan of Reorganization
         dated as of September 3, 1996, entered into by and among
         Access Health, Inc., a Delaware corporation, Informed Access
         Systems, Inc., a Delaware corporation, and Access Acquisition
         Corp., a Delaware corporation (incorporated by reference to
         Annex A to the Prospectus contained in Access Health's
         Registration Statement on Form S-4 (File No. 333-13930))
  20.1   Access Health, Inc. audited supplemental consolidated
         financial statements as of September 30, 1995 and 1996.......      5
  23.1   Consent of Ernst & Young LLP, Independent Auditors...........     25
  23.2   Consent of Arthur Andersen LLP, Independent Public
         Accountants..................................................     26
  23.3   Consent of Ehrhardt Keefe Steiner & Hottman PC, Independent
         Auditors.....................................................     27
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